[PROXY]

                              WARBURG PINCUS FUNDS

                                   [FUND NAME]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints HAL LIEBES and MICHAEL A. PIGNATARO, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes either one of them, or any one if only one be present, to represent and to vote, as designated on the reverse side, all the shares of the Warburg Pincus Fund named above held of record by the undersigned, or with respect to which the undersigned is entitled to vote or act, at the Special Meeting of Shareholders to be held on May 21, 1999 at 4:00 p.m., Eastern time, for the purposes referred to on the reverse side.
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        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
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NOTE: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
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HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

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                                 [REVERSE SIDE]

   [ ]   PLEASE MARK VOTES
         AS IN THIS EXAMPLE

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           WARBURG PINCUS FUNDS
-------------------------------------------
                                                Nominees     Withheld    For All
                                                For All                  Exept
                                                [ ]          [ ]         [ ]

        VOTE THIS CARD TODAY!              1.  To elect Directors of the Fund.
 BY MAIL, BY PHONE AT 1-800-848-3409
    OR ON-LINE AT www.warburg.com          R.H. Francis         W.W. Priest
                                           J.W. Fritz           S.N. Rappaport
                                           J.E. Garten          A.M. Reichman
                                           J.C. Pasman          A.B. Trowbridge


                                           INSTRUCTION: To withhold authority to
                                           vote for any individual nominee, mark
                                           the "For All Except" box and strike a
                                           line through the name(s) of the
                                           nominee(s).

                                                For          Against     Abstain
                                                [ ]          [ ]         [ ]

                                           2. To ratify the selection of
                                           PricewaterhouseCoopers LLP as
                                           independent accountants for the Fund
                                           for the current fiscal year.

Please be sure to sign and date this Proxy. Date
                                                     Mark box at right if
                                                     comments or address
                                                     change have been
                                                     noted on the reverse
                                                     side of this card.     [ ]


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Shareholder sign here              Co-owner sign here    RECORD DATE SHARES: